Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Equity Income Fund filed as part of Post-Effective Amendment No. 19 to the Registration Statement (File No. 33-14517) and to the use of our opinion of counsel, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 33-14517).

/s/ SHEARMAN & STERLING
Shearman & Sterling

New York, New York November 8, 2002